Exhibit 32.1

IMAGIN MOLECULAR CORPORATION

(Formerly Known As)

Cipher Holding Corporation

CERTIFICATION THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Corey Conn, Chief Executive Officer of Imagin Molecular Corporation (the "Registrant"), certify, that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSBA for the period ended March 31, 2006 of the Registrant (the "Report"):

     1.   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 22, 2006

/s/ Corey Conn Corey Conn Chief Executive Officer, Director

Exhibit 32.2

IMAGIN MOLECULAR CORPORATION

(Formerly Known As)

Cipher Holding Corporation

CERTIFICATION THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neil Sy , Chief Financial Officer of Imagin Molecular Corporation (the "Registrant"), certify, that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended March 31, 2006 of the Registrant (the "Report"):

1.   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 22, 2006

/s/ Neil Sy Neil Sy Chief Financial Officer